UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

ATHENS BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-34534	27-0920126
(State or Other Jurisdiction) of Incorporation or Organization)	(Commission File No )	(I R. S. Employer Identification No )

106 Washington Avenue, Athens, Tennessee	37303
(Address of Principal Executive Offices)	(Zip Code)

(423) 745-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 30, 2015, Athens Bancshares Corporation, the holding company for Athens Federal Community Bank, National Association, announced its financial results for the three and nine months ended September 30, 2015. The press release announcing the financial results is furnished as Exhibit 99.1 herewith.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Number	Description
	99. 1	Press release dated October 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHENS BANCSHARES CORPORATION

Date: November 2, 2015	By:	/s/ Michael R. Hutsell
Michael R. Hutsell Treasurer and Chief Financial Officer